Exhibit 24.1





                              POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the persons whose signature appears below hereby constitutes and appoints each of Mr. Alan Hartslief, Dr. Michael Jacobi, Dr. Armin Meyer, Dr. Hans-Ulrich Muller, Mr. Paul Penepent, Mr. Oliver Strub and Mr. John J. McGraw his true and lawful attorneys-in-fact and agents, with full power of substitution, and each with power to act alone, to sign and execute oh behalf of the undersigned any and all amendments or supplements to this Registration Statement, and to perform any acts necessary to be done in order to file any and all such amendments and supplements with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and each of the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     Signature                                         Date
     ---------                                         ----



   /s/ Armin Meyer                                February 10, 2002
-----------------------------------
Name:  Armin Meyer
Title: Chairman and Chief Executive
       Officer
       (Principal Executive Officer)




-----------------------------------
Name:  Kurt Feller
Title: Vice Chairman



   /s/ Michael Jacobi                             February 12, 2002
-----------------------------------
Name:  Michael Jacobi
Title: Chief Financial Officer
       (Principal Financial Officer)



   /s/ Alan Hartslief                             February 13, 2002
-----------------------------------
Name:  Alan Hartslief
Title: Group Controller
       (Principal Accounting Officer)



   /s/ Erwin W. Heri                              February 11, 2002
-----------------------------------
Name:  Erwin W. Heri
Title: Director



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   /s/ Gertrud Hohler                             February 11, 2002
-----------------------------------
Name:  Gertrud Hohler
Title: Director



   /s/ Jean-Marie Pierre Lehn                     February 11, 2002
-----------------------------------
Name:  Jean-Marie Pierre Lehn
Title: Director




-----------------------------------
Name:  Peter Littmann
Title: Director




-----------------------------------
Name:  Uli Sigg
Title: Director




Authorized Representative in the
United States:

Ciba Speciality Chemicals Corporation



By:    /s/ John J. McGraw                         February 10, 2002
    --------------------------------
    Name:  John J. McGraw
    Title: Vice President, General
           Counsel & Secretary




                                Page 31 of 31